Income taxes	9 Months Ended
Sep. 30, 2025
Income taxes [Abstract]
Income taxes	Income taxes

	Quarters			First nine months
(in USD million)	Q3 2025	Q2 2025	Q3 2024	2025	2024
Income/(loss) before tax	4,666	5,759	7,271	19,318	22,798
Income tax	(4,870)	(4,441)	(4,986)	(15,574)	(15,969)
Effective tax rate	104.4%	77.1%	68.6%	80.6%	70.0%
The effective reported tax rate of 80.6% for the first nine months of 2025 increased compared to 70.0% in 2024 due to higher share of income from jurisdictions with high tax rates and the extension of the Energy Profits Levy in the
UK. The tax rate is also influenced by the derecognition of deferred tax assets and an impairment related to the joint venture agreement with Shell in the UK, see note 3. The increase was partly offset by currency effects in entities that are taxable in other currencies than the functional currency and the tax exempted gain from the swap with Petoro on the NCS.
The effective tax rate of 104.4% for the third quarter of 2025 increased compared to 68.6% in 2024. The increase was mainly due to higher share of income from jurisdictions with high tax rates. The tax rate is also influenced by the derecognition of deferred tax assets and an impairment related to the joint venture agreement with Shell in the
UK, see note 3. The increase was partly offset by currency effects in entities that are taxable in other currencies than the functional currency.